MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND   TWO WORLD TRADE CENTER,
LETTER TO THE SHAREHOLDERS JANUARY 31, 2000             NEW YORK, NEW YORK 10048

DEAR SHAREHOLDER:

The Latin American equity markets began 1999 on a turbulent note, with a devaluation of the Brazilian real in January. However, most of the region's markets rebounded quickly, responding to proactive efforts by Brazilian authorities to restore investor confidence. Stock prices continued to rally on the back of rising commodity prices, which improved the outlook for economic recovery and earnings growth in 2000. Furthermore, concerns regarding the Y2K millennium bug were replaced with an eagerness to gain exposure to international markets before the new year, when additional investors were expected to be buyers of stocks after a smooth transition into the new millennium. Throughout the region there was an increased focus on companies' Internet strategies. In general, securities of companies that were perceived to be able to add value via the Internet outperformed the securities of others.

MEXICO

The Mexican equity market gained 67.3 percent during the 12-month period ended January 31, 2000. The Mexican economy continues to benefit from robust U.S. growth, as evidenced by stronger than expected third-quarter real GDP growth. The export-led economic recovery also appears to be broadening to the domestic consumer sector. The rally in the equity market has been focused on a narrow group of companies, with much attention centered on companies' clarification of their Internet strategies. On the political front, the first-ever presidential primary election went off without a hitch, and fears of a divisive split within the ruling PRI party were definitively put to rest. Despite a more contentious than expected debate, the budget for 2000 was approved, broadly in line with the Zedillo administration's original proposal. Moody's Investors Service recently upgraded its outlook on local currency denominated government debt from stable to positive. This move has contributed to speculation that Mexico may receive investment-grade status after the July presidential elections.

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
LETTER TO THE SHAREHOLDERS JANUARY 31, 2000, CONTINUED

BRAZIL

Brazilian stock prices ended the period under review up 132.1 percent in U.S.-dollar terms. Soon after the Brazilian government decided to float the currency freely last year, authorities designed a new macroeconomic policy and appointed a new central bank president. Since then the relatively stable currency and declining inflation rate have allowed the central bank to cut overnight interest rates by more than half, from 42 percent to 19 percent. More recently, concerns about inflationary pressures have led the central bank to temporarily halt its policy of monetary easing. While the 6 percent target for CPI 2000 may not be reached, the final figure should be close to 6 percent. Interest rates are expected to be stable to declining in upcoming months, as a result of which Brazilian retail investors have been switching from fixed-income to equity funds. Brazil's fiscal situation has not been entirely resolved, but the country appears to have met its IMF targets in 1999, and the target for 2000 appears achievable. As a result, Moody's upgraded Brazil's internal debt credit rating from Caa1 to B3 in mid-December 1999.

ARGENTINA

In Argentina, the market rallied 53.5 percent in U.S. dollar terms during the twelve months ended January 31, 2000. The market's strength was primarily attributable to two key buyouts of Argentine stocks at a significant premium to their market prices. In October, Argentina elected Mr. De la Rua president, shifting control of the executive branch from the Peronists to the opposition Alliance party. The market viewed the smooth political transition favorably. After successfully passing a string of fiscal measures in December, the government secured a new three-year, $7.4 billion standby agreement with the IMF. The package includes the government's commitment to reform the health-care and social security systems. In addition, the government sent a labor reform bill to Congress and, signaling a tough negotiating stance, removed labor unions from the management of a $360 million social services fund. The economy appears to be showing signs of recovery. Industrial production rose 2.3 percent year over year during the fourth quarter, after contracting 6.9 percent during the third quarter.

CHILE

Chilean equities rose 53.8 percent during the period under review, driven by a sharp rise in commodity stocks. The market also rallied because the slowdown in economic activity throughout much of 1999 had already been discounted and investors' focus turned to the economic recovery in 2000. The Chilean economy is showing clear signs of recovery, with a larger than expected drop posted in the December unemployment rate and stronger than expected industrial production in late

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
LETTER TO THE SHAREHOLDERS JANUARY 31, 2000, CONTINUED

1999, which prompted the central bank to hike interest rates. On the political front, Ricardo Lagos won the presidential election in a tight mid-January race. While he was not the market's preferred candidate, his policies are not expected to vary from the ones in place today. In general, the market has been pleased with his selection of cabinet ministers.

PERU

Peruvian stock prices gained 32.8 percent during the period under review. President Alberto Fujimori's cabinet reshuffling, together with the announcement of fiscal measures designed to jump start the economy, helped to boost his sagging popularity despite sluggish economic growth. Although the economy rebounded 6.7 percent year over year in the third quarter, the nascent economic recovery remains limited to the traditional fishing and agriculture sectors, which had been devastated the previous year by El Nino. The market showed little reaction to President Fujimori's announcement of his intention to stand for re-election in this April's election.

COLOMBIA

Colombian stocks underperformed the rest of the region throughout most of the year, rising 19.3 percent during the twelve months ended January 31, 2000. Both of the major rating agencies cut the country's investment-grade foreign debt rating, citing the inability of the Pastrana administration to reduce the fiscal deficit below 3 percent of GDP. In June, a series of negative developments led the central bank to devalue the peso through a 10 percent shift in the currency's prescribed trading band. Colombian stocks rebounded sharply in the fourth quarter, led by gains in the peso to a four-month high against the dollar. The currency was bolstered by the long-anticipated, formal IMF approval of a $3 billion support package for the country. Meanwhile, the Colombian economy continued to struggle through a severe recession, with real GDP contracting nearly 6 percent in the first three quarters of 1999.

VENEZUELA

With volatile monthly performances, Venezuelan stock prices rose 4.3 percent during the period under review. While the sharp rise in oil prices throughout 1999 had a favorable impact on the government's fiscal and external accounts, the economy is still struggling to recover from a deep recession. According to central bank statistics, real GDP contracted approximately 7.2 percent in 1999. Meanwhile, devastating floods destroyed the coastal area near Caracas in late December. While the material damage is still being assessed, this is clearly one of the worst natural disasters Latin America has ever seen. In early December, the populace voted favorably in a referendum to replace

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
LETTER TO THE SHAREHOLDERS JANUARY 31, 2000, CONTINUED

the old constitution with a new one drawn up by the Constitutional Assembly. The vote was widely perceived as a vote in favor of the Chavez administration. The new constitution is viewed as a step backward in liberalizing the Venezuelan economy, because it may allow for increased government intervention, which could slow the pace of privatization. There will be a new round of elections for president and Congress in May of this year. President Chavez is likely to win re-election, but the looming election has left investors with continued uncertainty regarding the direction of economic policy.

PERFORMANCE

For the 12-month period ended January 31, 2000, Morgan Stanley Dean Witter Latin American Growth Fund's Class B shares posted a total return of 65.19 percent, compared to 76.18 percent for the International Finance Corporation's Investable Latin America Total Return Index (IFC Index). The Fund's underperformance relative to its benchmark was primarily due to the portfolio's defensive posture in the wake of Brazil's currency devaluation. For the same period, the Fund's Class A, C and D shares had total returns of 66.71 percent, 65.47 percent and
66.80 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. Total return figures assume the reinvestment of all distributions and do not reflect the deduction of any applicable sales charges. The accompanying chart compares the performance of the Fund to that of the IFC Index.

PORTFOLIO STRATEGY

During the Fund's fiscal year, TCW Investment Management Company (TCW), the Fund's sub-advisor, focused on blue-chip companies exhibiting strong and reliable cash flow generation, as well as companies with low leverage and quality management. These criteria resulted in telecommunications and consumer non-durables as the areas of focus. Given that most Latin American economies are poised to rebound significantly this year, the Fund increased its holdings in industries such as banking and media. Also, the Fund initiated positions in several companies whose growth prospects are tied to emerging usage of the Internet in the region.

The Fund maintained an overweighted position in Mexico, given the prospects for an acceleration of economic growth there in 2000, which TCW believes is expected to translate into double-digit corporate earnings growth. The Fund also shifted to an overweighted position in Brazilian stocks, based on the expectation of a rebound in economic growth toward the middle of this year. The Fund has an underweighted position in Chile, since it does not purchase local securities, because of

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
LETTER TO THE SHAREHOLDERS JANUARY 31, 2000, CONTINUED

onerous foreign investment restrictions. Valuations in Chilean ADRs remain uncompelling and these securities underperformed the other Latin American markets. The Fund maintained a neutral position in Peru, where the economy has begun to show signs of recovery, as well as in Argentina, where recession and political concerns have been largely discounted by equity prices. In Venezuela and Colombia, where the prospects for equities have been dimmed by these countries' significant political risk, the Fund has either had a zero weight or very low exposure.

LOOKING AHEAD

With strong economic growth expected throughout the region this year, corporate earnings growth is also anticipated to be strong. While the Latin American markets partially discounted the corporate earnings rebound late last year, TCW believes additional gains can be made if the strength and momentum of the economic rebound is strong. In addition, a number of new equity issues, scheduled in the first half of this year, in the Internet and telecommunications sectors, will provide investors with new investment opportunities in high-growth sectors. The market will continue to take its cue, however, from the direction of monetary policy in the United States as well as the reduction in sovereign risk, as measured by the emerging markets bond markets. A number of Latin American countries will be issuing new bonds early this year, and the pricing of these securities will provide a benchmark interest rate relevant for evaluating equity prices.

We appreciate your ongoing support of Morgan Stanley Dean Witter Latin American Growth Fund and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

/s/ Mitchell M. Merin
MITCHELL M. MERIN
PRESIDENT

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
FUND PERFORMANCE JANUARY 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000 CLASS B
($ in Thousands)
                                   Fund  IFCI (4)
December 1992                   $10,000   $10,000
January 1993                     $9,570    $9,707
January 1994                    $16,220   $18,234
January 1995                     $9,712   $12,253
January 1996                     $9,847   $13,254
January 1997                    $11,914   $15,509
January 1998                    $12,558   $16,232
January 1999                     $7,620   $10,476
January 2000                 $12,423(3)   $18,458

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                              AVERAGE ANNUAL TOTAL RETURNS
   ------------------------------------------------------------------------------------------------------------------
                       CLASS B SHARES*                                             CLASS A SHARES+
   -------------------------------------------------------      -----------------------------------------------------
   1 Year                          65.19%(1)     60.19%(2)      1 Year                          66.71%(1)   57.96%(2)
   5 Years                          5.05%(1)      4.72%(2)      Since Inception (7/28/97)       -8.37%(1)  -10.32%(2)
   Since Inception (12/30/92)       3.11%(1)      3.11%(2)

                      CLASS C SHARES++                                            CLASS D SHARES#
   -------------------------------------------------------      ----------------------------------------------------
   1 Year                          65.47%(1)     64.47%(2)      1 Year                          66.80%(1)
   Since Inception (7/28/97)       -9.09%(1)     -9.09%(2)      Since Inception (7/28/97)       -8.25%(1)

------------------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value assuming a complete redemption on January 31, 2000.
(4) The International Finance Corporation's Investable Latin America Total Return Index is a broad, neutral and historically consistent benchmark for the Latin American Markets. The Index, which includes Argentina, Brazil, Chile, Colombia, Mexico, Peru, and Venezuela, reflects restrictions on foreign investment. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 *   The maximum CDSC for Class B is 5.0%. The CDSC declines to 0% after six years.
 +   The maximum front-end sales charge for Class A is 5.25%.
++ The maximum CDSC for Class C shares is 1% for shares redeemed within one year of purchase.
 #   Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 2000

          NUMBER OF
            SHARES                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                                COMMON AND PREFERRED STOCKS AND RIGHTS (96.6%)
                                ARGENTINA (8.9%)
                                BUILDING MATERIALS
               129,695          Juan Minetti S.A.*................................................  $    267,212
                                                                                                    ------------
                                DIVERSIFIED FINANCIAL SERVICES
               276,280          CEI Citicorp Holdings S.A.*.......................................     1,135,681
                                                                                                    ------------
                                INTERNATIONAL BANKS
                73,723          Banco de Galicia y Buenos Aires S.A. de C.V. (Class B) (ADR)......     1,363,875
                53,040          Banco Frances del Rio de La Plato S.A. (ADR)......................     1,206,660
                                                                                                    ------------
                                                                                                       2,570,535
                                                                                                    ------------
                                INTERNET SERVICES
                19,400          El Sitio, Inc.*...................................................       461,962
                 4,900          Impsat Fiber Networks (ADR)*......................................        83,300
                                                                                                    ------------
                                                                                                         545,262
                                                                                                    ------------
                                OIL & GAS PRODUCTION
               101,335          PC Holdings S.A. (Class B) (ADR)*.................................     1,881,031
                                                                                                    ------------
                                REAL ESTATE
               157,901          Inversiones y Representaciones S.A. (Class B).....................       505,359
                                                                                                    ------------
                                STEEL/IRON ORE
               566,500          Siderca S.A.I.C. (Class A)........................................     1,150,168
                                                                                                    ------------
                                TELECOMMUNICATIONS
                55,120          Telecom Argentina Stet - France Telecom S.A. (Class B) (ADR)......     2,049,775
                59,235          Telefonica de Argentina S.A. (Class B) (ADR)......................     2,262,037
                                                                                                    ------------
                                                                                                       4,311,812
                                                                                                    ------------

                                TOTAL ARGENTINA...................................................    12,367,060
                                                                                                    ------------
                                BRAZIL (37.2%)
                                ALCOHOLIC BEVERAGES
               168,145          Companhia Cervejaria Brahma (ADR).................................     2,196,394
                                                                                                    ------------
      NUMBER OF
        SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
                                CELLULAR TELEPHONE
                56,500          Telesp Celular Participacoes S.A. (ADR) (Pref.)...................  $  2,252,938
            30,822,000          Telesudeste Celular Participacoes S.A.............................       148,498
                30,530          Telesudeste Celular Participacoes S.A. (ADR) (Pref.)..............     1,476,889
                                                                                                    ------------
                                                                                                       3,878,325
                                                                                                    ------------
                                ELECTRIC UTILITIES
            61,400,000          Centrais Eletricas Brasileiras S.A. (Class B) (Pref.).............     1,198,762
         2,042,400,000          Companhia de Electricidade do Estado Rio de Janeiro*..............       583,542
                70,533          Companhia Energetica de Minas Gerais S.A. (ADR) (Pref.)...........     1,201,265
                51,340          Companhia Paranaense de Energia - Copel (ADR) (Pref.).............       413,929
                                                                                                    ------------
                                                                                                       3,397,498
                                                                                                    ------------
                                INTEGRATED OIL COMPANIES
            32,626,000          Petroleo Brasileiro S.A. (Pref.)..................................     7,457,371
                                                                                                    ------------
                                INTERNATIONAL BANKS
           281,900,000          Banco Bradesco S.A. (Pref.).......................................     2,307,316
            18,304,920          Banco Bradesco S.A. (Rights)*.....................................        78,040
            26,853,560          Banco Itau S.A. (Pref.)...........................................     1,895,545
                45,325          Uniao de Bancos Brasileiros S.A. (GDR)............................     1,155,788
                                                                                                    ------------
                                                                                                       5,436,689
                                                                                                    ------------
                                MULTI-SECTOR COMPANIES
               621,600          Itausa Investimentos Itau S.A. (Pref.)............................       592,000
                14,567          Itausa Investimentos Itau S.A. (Rights)*..........................         3,264
                                                                                                    ------------
                                                                                                         595,264
                                                                                                    ------------
                                OTHER METALS/MINERALS
               129,608          Companhia Vale do Rio Doce (Class A) (Pref.)......................     3,630,476
               266,358          Companhia Vale do Rio Doce S.A. (Debentures)*.....................       --
                                                                                                    ------------
                                                                                                       3,630,476
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 2000, CONTINUED

      NUMBER OF
        SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
                                OTHER TELECOMMUNICATIONS
               205,848          Embratel Participacoes S.A. (ADR) (Pref.).........................  $  4,425,732
                29,985          Tele Centro Sul Participacoes S.A. (ADR)..........................     2,473,763
            20,752,000          Tele Norte Leste Participacoes S.A................................       353,423
               162,975          Tele Norte Leste Participacoes S.A. (ADR) (Pref.).................     4,043,817
               198,378          Telesp Participacoes S.A. (ADR) (Pref.)...........................     5,752,962
                                                                                                    ------------
                                                                                                      17,049,697
                                                                                                    ------------
                                PAPER
            13,940,000          Votorantim Celulose e Papel S.A. (Pref.)..........................       527,143
                                                                                                    ------------
                                SPECIALTY STEELS
                86,610          Gerdau S.A. (ADR).................................................     2,462,972
                                                                                                    ------------
                                STEEL/IRON ORE
               145,700          Usinas Siderurgicas de Minas Gerais S.A. (Class A) (Pref.)........       857,059
                                                                                                    ------------
                                TELECOMMUNICATIONS
                22,780          Telecomunicacoes Brasileiras S.A. - Telebras (ADR) (Pref.)........     2,961,400
                                                                                                    ------------
                                TOBACCO
               176,700          Souza Cruz S.A....................................................     1,153,252
                                                                                                    ------------

                                TOTAL BRAZIL......................................................    51,603,540
                                                                                                    ------------
                                CHILE (5.7%)
                                AGRICULTURAL CHEMICALS
                14,960          Sociedad Quimica y Minera de Chile S.A. (ADR).....................       480,590
                                                                                                    ------------
                                ALCOHOLIC BEVERAGES
                29,350          Compania Cervecerias Unidas S.A. (ADR)............................       917,187
                30,050          Vina Concha Y Toro S.A. (ADR).....................................     1,292,150
                                                                                                    ------------
                                                                                                       2,209,337
                                                                                                    ------------
                                BEVERAGES - NON-ALCOHOLIC
                38,190          Embotelladora Andina S.A. (Series A) (ADR)........................       656,391
                                                                                                    ------------
                                CONTAINERS/PACKAGING
                24,700          Cristalerias de Chile S.A. (ADR)..................................       484,737
                                                                                                    ------------
      NUMBER OF
        SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
                                ELECTRIC UTILITIES
                14,000          Chilectra S.A. (ADR)..............................................  $    266,437
                22,720          Gener S.A. (ADR)..................................................       315,240
                                                                                                    ------------
                                                                                                         581,677
                                                                                                    ------------
                                FOOD CHAINS
                34,790          Distribucion Y Servicio D&S S.A. (ADR)............................       704,498
                                                                                                    ------------
                                INTERNATIONAL BANKS
                35,820          Banco Santander Chile (ADR).......................................       568,643
                36,750          Banco Santiago S.A. (ADR).........................................       822,281
                                                                                                    ------------
                                                                                                       1,390,924
                                                                                                    ------------
                                OTHER PHARMACEUTICALS
                33,120          Laboratorio Chile S.A. (ADR)......................................       778,320
                                                                                                    ------------
                                TELECOMMUNICATIONS
                34,818          Cia de Telecommunicaciones de Chile S.A. (ADR)....................       689,832
                                                                                                    ------------

                                TOTAL CHILE.......................................................     7,976,306
                                                                                                    ------------

                                COLOMBIA (1.0%)
                                ALCOHOLIC BEVERAGES
               278,370          Bavaria S.A.......................................................     1,393,959
                                                                                                    ------------

                                MEXICO (41.4%)
                                ALCOHOLIC BEVERAGES
             1,306,800          Grupo Modelo S.A. de C.V. (Series C)..............................     3,011,499
                                                                                                    ------------
                                BEVERAGES - NON-ALCOHOLIC
                41,350          Coca-Cola Femsa S.A. (ADR)........................................       630,587
               105,210          Fomento Economico Mexicano, S.A. de C.V. (ADR)....................     4,326,761
                                                                                                    ------------
                                                                                                       4,957,348
                                                                                                    ------------
                                BROADCASTING
               133,730          Grupo Televisa S.A. de C.V. (GDR)*................................     7,422,015
                                                                                                    ------------
                                BUILDING MATERIALS
               207,970          Apasco S.A. de C.V................................................     1,214,423
               146,627          Cemex S.A. de C.V. (ADR) *........................................     3,207,466
                                                                                                    ------------
                                                                                                       4,421,889
                                                                                                    ------------
                                DIVERSIFIED MANUFACTURING
               299,700          ALFA S.A. (Class A)...............................................     1,118,797
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 2000, CONTINUED

      NUMBER OF
        SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
                                FINANCE COMPANIES
                88,500          Grupo Financiero Banamex Accival, S.A. de C.V. (Banacci)*.........  $    357,138
                                                                                                    ------------
                                MULTI-SECTOR COMPANIES
               675,600          DESC S.A. de C.V. (Series B)*.....................................       512,864
                                                                                                    ------------
                                OTHER METALS/MINERALS
               305,400          Grupo Mexico S.A. (Series B)......................................     1,652,790
                                                                                                    ------------
                                OTHER SPECIALTY STORES
             3,722,818          Cifra S.A. de C.V. (Series C)*....................................     6,203,403
               731,700          Organizacion Soriana S.A. de C.V. (Series B)......................     2,853,554
                                                                                                    ------------
                                                                                                       9,056,957
                                                                                                    ------------
                                PACKAGE GOODS/COSMETICS
               809,600          Kimberly-Clark de Mexico S.A. de C.V. (A Shares)..................     2,490,428
                                                                                                    ------------
                                SPECIALTY FOODS/CANDY
             1,583,578          Grupo Industrial Bimbo S.A. de C.V. (Series A)*...................     2,661,864
                                                                                                    ------------
                                TELECOMMUNICATIONS
               171,293          Telefonos de Mexico S.A. de C.V. (Series L) (ADR).................    18,242,704
                                                                                                    ------------
                                TEXTILES
               377,279          Grupo Carso S.A. de C.V. (Series A1)..............................     1,553,965
                                                                                                    ------------

                                TOTAL MEXICO......................................................    57,460,258
                                                                                                    ------------
                                PERU (1.9%)
                                BUILDING MATERIALS
               337,322          Cementos Lima, S.A................................................       386,948
                                                                                                    ------------
                                INTERNATIONAL BANKS
                32,800          Credicorp Ltd. (ADR)..............................................       391,550
                                                                                                    ------------
                                PRECIOUS METALS
                42,015          Compania de Minas Buenaventura S.A. (ADR).........................       787,781
                                                                                                    ------------
                                TELECOMMUNICATIONS
                63,315          Telefonica del Peru S.A. (ADR)....................................     1,032,826
                                                                                                    ------------

                                TOTAL PERU........................................................     2,599,105
                                                                                                    ------------
      NUMBER OF
        SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------

                                SPAIN (0.5%)
                                INTERNET SERVICES
                 3,440          Terra Networks, S.A.*.............................................  $    290,421
                 4,650          Terra Networks, S.A. (ADR)*.......................................       406,876
                                                                                                    ------------

                                TOTAL SPAIN.......................................................       697,297
                                                                                                    ------------

TOTAL COMMON AND PREFERRED STOCKS AND RIGHTS
(IDENTIFIED COST $93,248,282) (a).........................................................   96.6%    134,097,525

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    3.4       4,715,747
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 138,813,272
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $44,173,507 and the aggregate gross unrealized depreciation is $3,324,264, resulting in net unrealized appreciation of $40,849,243.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JANUARY 31, 2000:

                    IN
CONTRACTS TO     EXCHANGE    DELIVERY   UNREALIZED
   RECEIVE         FOR         DATE    DEPRECIATION
----------------------------------------------------
MXN 2,379,983    $284,505    2/01/00       $(332)
MXN 3,427,905    $357,595    2/02/00        (149)
                                           -----
      Total unrealized
      depreciation...................      $(481)
                                           =====

CURRENCY ABBREVIATION:

MXN  Mexican Peso.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
SUMMARY OF INVESTMENTS JANUARY 31, 2000

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Agricultural Chemicals............................................................  $    480,590      0.3%
Alcoholic Beverages...............................................................     8,811,189      6.3
Beverages - Non-Alcoholic.........................................................     5,613,739      4.0
Broadcasting......................................................................     7,422,015      5.3
Building Materials................................................................     5,076,049      3.7
Cellular Telephone................................................................     3,878,325      2.8
Containers/Packaging..............................................................       484,737      0.3
Diversified Financial Services....................................................     1,135,681      0.8
Diversified Manufacturing.........................................................     1,118,797      0.8
Electric Utilities................................................................     3,979,175      2.9
Finance Companies.................................................................       357,138      0.3
Food Chains.......................................................................       704,498      0.5
Integrated Oil Companies..........................................................     7,457,371      5.4
International Banks...............................................................     9,789,698      7.1
Internet Services.................................................................     1,242,559      0.9
Multi-Sector Companies............................................................     1,108,128      0.8
Oil & Gas Production..............................................................     1,881,031      1.4
Other Metals/Minerals.............................................................     5,283,266      3.8
Other Pharmaceuticals.............................................................       778,320      0.6
Other Specialty Stores............................................................     9,056,957      6.5
                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Other Telecommunications..........................................................  $ 17,049,697     12.3%
Package Goods/Cosmetics...........................................................     2,490,428      1.8
Paper.............................................................................       527,143      0.4
Precious Metals...................................................................       787,781      0.6
Real Estate.......................................................................       505,359      0.4
Specialty Foods/Candy.............................................................     2,661,864      1.9
Specialty Steels..................................................................     2,462,972      1.8
Steel/Iron Ore....................................................................     2,007,227      1.4
Telecommunications................................................................    27,238,574     19.6
Textiles..........................................................................     1,553,965      1.1
Tobacco...........................................................................     1,153,252      0.8
                                                                                    ------------    -----
                                                                                    $134,097,525     96.6%
                                                                                    ------------    -----
                                                                                    ------------    -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $ 93,021,617     67.0%
Preferred Stocks..................................................................    40,994,604     29.5
Rights............................................................................        81,304      0.1
                                                                                    ------------    -----
                                                                                    $134,097,525     96.6%
                                                                                    ------------    -----
                                                                                    ------------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2000

ASSETS:
Investments in securities, at value
  (identified cost $93,248,282)...............................................................  $134,097,525
Cash..........................................................................................     5,120,689
Receivable for:
    Dividends.................................................................................       678,688
    Shares of beneficial interest sold........................................................       134,944
    Interest..................................................................................        13,424
Prepaid expenses and other assets.............................................................        45,085
                                                                                                ------------
     TOTAL ASSETS.............................................................................   140,090,355
                                                                                                ------------
LIABILITIES:
Payable for:
    Investments purchased.....................................................................       792,714
    Investment advisory fee...................................................................       154,908
    Shares of beneficial interest repurchased.................................................       136,860
    Plan of distribution fee..................................................................       122,713
Accrued expenses and other payables...........................................................        69,888
                                                                                                ------------
     TOTAL LIABILITIES........................................................................     1,277,083
                                                                                                ------------
     NET ASSETS...............................................................................  $138,813,272
                                                                                                ============
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $199,584,610
Net unrealized appreciation...................................................................    40,854,939
Accumulated net investment loss...............................................................      (303,731)
Accumulated net realized loss.................................................................  (101,322,546)
                                                                                                ------------
     NET ASSETS...............................................................................  $138,813,272
                                                                                                ============
CLASS A SHARES:
Net Assets....................................................................................      $750,601
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        61,244
     NET ASSET VALUE PER SHARE................................................................        $12.26
                                                                                                ============

     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE)........................................        $12.94
                                                                                                ============
CLASS B SHARES:
Net Assets....................................................................................  $136,699,043
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................    11,396,785
     NET ASSET VALUE PER SHARE................................................................        $11.99
                                                                                                ============
CLASS C SHARES:
Net Assets....................................................................................      $775,708
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        64,557
     NET ASSET VALUE PER SHARE................................................................        $12.02
                                                                                                ============
CLASS D SHARES:
Net Assets....................................................................................      $587,920
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        47,798
     NET ASSET VALUE PER SHARE................................................................        $12.30
                                                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 2000

NET INVESTMENT LOSS:

INCOME
Dividends (net of $257,666 foreign withholding tax)............................................  $ 2,913,621
Interest.......................................................................................      165,254
                                                                                                 -----------

     TOTAL INCOME..............................................................................    3,078,875
                                                                                                 -----------

EXPENSES
Plan of distribution fee (Class A shares)......................................................          946
Plan of distribution fee (Class B shares)......................................................    1,253,425
Plan of distribution fee (Class C shares)......................................................        4,723
Investment management fee......................................................................      956,902
Transfer agent fees and expenses...............................................................      429,499
Management fee.................................................................................      374,012
Investment advisory fee........................................................................      249,342
Custodian fees.................................................................................      189,270
Shareholder reports and notices................................................................      184,285
Professional fees..............................................................................       89,630
Registration fees..............................................................................       58,077
Trustees' fees and expenses....................................................................       17,755
Other..........................................................................................       60,764
                                                                                                 -----------

     TOTAL EXPENSES............................................................................    3,868,630
                                                                                                 -----------

     NET INVESTMENT LOSS.......................................................................     (789,755)
                                                                                                 -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain/loss on:
    Investments................................................................................   10,610,286
    Foreign exchange transactions..............................................................     (396,710)
                                                                                                 -----------

     NET GAIN..................................................................................   10,213,576
                                                                                                 -----------
Net change in unrealized appreciation/depreciation on:
    Investments................................................................................   51,567,863
    Translation of forward foreign currency contracts, other assets and liabilities denominated
      in foreign currencies....................................................................      161,666
                                                                                                 -----------

     NET APPRECIATION..........................................................................   51,729,529
                                                                                                 -----------

     NET GAIN..................................................................................   61,943,105
                                                                                                 -----------

NET INCREASE...................................................................................  $61,153,350
                                                                                                 ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                            FOR THE YEAR      FOR THE YEAR
                                                                               ENDED             ENDED
                                                                          JANUARY 31, 2000  JANUARY 31, 1999
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)............................................    $   (789,755)     $    964,047
Net realized gain (loss)................................................      10,213,576       (17,392,336)
Net change in unrealized appreciation/depreciation......................      51,729,529       (68,311,686)
                                                                            ------------      ------------

     NET INCREASE (DECREASE)............................................      61,153,350       (84,739,975)
                                                                            ------------      ------------

Net decrease from transactions in shares of beneficial interest.........     (28,450,098)      (82,770,172)
                                                                            ------------      ------------

     NET INCREASE (DECREASE)............................................      32,703,252      (167,510,147)

NET ASSETS:
Beginning of period.....................................................     106,110,020       273,620,167
                                                                            ------------      ------------

     END OF PERIOD
    (INCLUDING NET INVESTMENT LOSSES OF $303,731 AND $854,690,
    RESPECTIVELY).......................................................    $138,813,272      $106,110,020
                                                                            ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Latin American Growth Fund (the "Fund"), formerly TCW/DW Latin American Growth Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of Latin American issuers. The Fund was organized as a Massachusetts business trust on February 25, 1992 and commenced operations on December 30, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") or TCW Investment Management Company (the "Sub-Advisor") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 2000, CONTINUED

comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 2000, CONTINUED

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to a new Investment Management Agreement that took effect June 28, 1999, the Fund pays the Investment Manager an investment management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 1.25% to the portion of daily net assets not exceeding $500 million and 1.20% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's book and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a new Sub-Advisory Agreement that took effect June 28, 1999 between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 2000, CONTINUED

supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

Prior to June 28, 1999, pursuant to a Management Agreement with Morgan Stanley Dean Witter Services Company Inc. (the "Former Manager"), the Fund paid the Former Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million and 0.72% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Management Agreement, the Manager maintained certain of the Fund's books and records and furnished, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and paid the salaries of all personnel, including officers of the Fund who were employees of the Manager. The Manager also bore the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Prior to June 28, 1999, pursuant to an Investment Advisory Agreement with the current Sub-Advisor, the Fund paid an investment advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million and 0.48% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Investment Advisory Agreement, the Fund had retained the current Sub-Advisor to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The current Sub-Advisor obtained and evaluated such information and advice relating to the economy, securities markets, and specific securities as it considered necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the current Sub-Advisor paid the salaries of all personnel, including officers of the Fund who were employees of the current Sub-Advisor.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 2000, CONTINUED

Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $19,948,905 at January 31, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 2000, CONTINUED

that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended January 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.22% and 0.89%, respectively.

The Distributor has informed the Fund that for the year ended January 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $310,386 and $1,443, respectively, and received $3,307 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 2000 aggregated $70,718,981 and $88,587,355, respectively.

For the year ended January 31, 2000, the Fund incurred brokerage commissions of $5,159 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for the portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $5,300.

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 2000, CONTINUED

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                          FOR THE YEAR                FOR THE YEAR
                                                                              ENDED                       ENDED
                                                                        JANUARY 31, 2000            JANUARY 31, 1999
                                                                   ---------------------------  -------------------------
                                                                     SHARES         AMOUNT        SHARES        AMOUNT
                                                                   -----------  --------------  -----------  ------------
CLASSS A SHARES
Sold.............................................................     903,814   $   9,285,862        14,534  $    136,263
Redeemed.........................................................    (850,499)     (8,815,570)      (15,663)     (144,192)
                                                                   ----------   -------------   -----------  ------------
Net increase (decrease) - Class A................................      53,315         470,292        (1,129)       (7,929)
                                                                   ----------   -------------   -----------  ------------
Class B SHARES
Sold.............................................................   1,854,204      19,260,542     2,410,988    25,661,963
Redeemed.........................................................  (5,056,135)    (48,993,518)  (10,363,817) (108,304,032)
                                                                   ----------   -------------   -----------  ------------
Net decrease - Class B...........................................  (3,201,931)    (29,732,976)   (7,952,829)  (82,642,069)
                                                                   ----------   -------------   -----------  ------------
Class C SHARES
Sold.............................................................      59,774         653,992        27,783       283,451
Redeemed.........................................................     (46,151)       (464,154)      (42,306)     (403,625)
                                                                   ----------   -------------   -----------  ------------
Net increase (decrease) - Class C................................      13,623         189,838       (14,523)     (120,174)
                                                                   ----------   -------------   -----------  ------------
Class D SHARES
Sold.............................................................     119,896       1,532,077       --            --
Redeemed.........................................................     (72,756)       (909,329)      --            --
                                                                   ----------   -------------   -----------  ------------
Net increase - Class D...........................................      47,140         622,748       --            --
                                                                   ----------   -------------   -----------  ------------
Net decrease in Fund.............................................  (3,087,853)  $ (28,450,098)   (7,968,481) $(82,770,172)
                                                                   ==========   =============   ===========  ============

6. FEDERAL INCOME TAX STATUS

At January 31, 2000, the Fund had a net capital loss carryover of approximately $98,817,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through January 31 of the following years:

          AMOUNT IN THOUSANDS
----------------------------------------
 2004       2005       2007       2008
-------   --------   --------   --------
$73,539   $19,839     $3,058     $2,381
=======   =======     ======     ======

Foreign currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net foreign currency losses of approximately $99,000 during fiscal 2000.

As of January 31, 2000, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales, income from the mark-to-market of passive foreign investment companies and post-October losses and permanent book/tax differences primarily attributable to foreign currency losses and a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $1,869,901, accumulated net realized loss was credited $529,187 and accumulated net investment loss was credited $1,340,714.

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 2000, CONTINUED

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At January 31, 2000, the Fund had outstanding forward contracts.

At January 31, 2000, the Fund's cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Fund's custodian.

At January 31, 2000, investment in securities of issuers in Brazil and Mexico represented 37.2% and 41.4% of net assets, respectively. These investments, as well as other non-U.S. investments which involve risks and considerations not present with respect to U.S. securities may be affected by economic or political developments in these regions.

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                             FOR THE PERIOD
                                                                          FOR THE YEAR      FOR THE YEAR     JULY 28, 1997*
                                                                             ENDED             ENDED            THROUGH
                                                                        JANUARY 31, 2000  JANUARY 31, 1999  JANUARY 31, 1998
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period..................................       $ 7.33            $12.14            $15.22
                                                                             ------            ------            ------
Income (loss) from investment operations:
   Net investment income (loss).......................................        (0.01)             0.15             (0.07)
   Net realized and unrealized gain (loss)............................         4.94             (4.96)            (3.01)
                                                                             ------            ------            ------
Total income (loss) from investment operations........................         4.93             (4.81)            (3.08)
                                                                             ------            ------            ------
Net asset value, end of period........................................       $12.26            $ 7.33            $12.14
                                                                             ======            ======            ======
TOTAL RETURN+.........................................................        66.71%           (39.62)%          (20.24)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         2.28%(3)          2.21 %(3)         2.15 %(2)
Net investment income (loss)..........................................         0.16%(3)          1.26 %(3)        (1.04)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $751               $58              $110
Portfolio turnover rate...............................................           59%               27 %              30 %

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                FOR THE YEAR ENDED JANUARY 31,
                                                             --------------------------------------------------------------------
                                                              2000++         1999++        1998*++          1997           1996
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period..................         $ 7.24         $12.09         $11.47         $ 9.48         $ 9.35
                                                             --------       --------       --------       --------       --------
Income (loss) from investment operations:
   Net investment income (loss).......................          (0.06)          0.05          (0.09)         (0.04)         (0.06)
   Net realized and unrealized gain (loss)............           4.81          (4.90)          0.71           2.03           0.19
                                                             --------       --------       --------       --------       --------
Total income (loss) from investment operations........           4.75          (4.85)          0.62           1.99           0.13
                                                             --------       --------       --------       --------       --------
Net asset value, end of period........................         $11.99         $ 7.24         $12.09         $11.47         $ 9.48
                                                             ========       ========       ========       ========       ========
TOTAL RETURN+.........................................          65.19 %       (40.12)%         5.41 %        20.99 %         1.39 %
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................           3.06 %(1)      2.98 %(1)      2.81 %         2.78 %         2.98 %
Net investment income (loss)..........................          (0.62)%(1)      0.49%(1)      (0.64)%        (0.29)%        (0.61)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............       $136,699       $105,678       $272,710       $270,843       $261,066
Portfolio turnover rate...............................             59 %           27 %           30 %           29 %           64 %

---------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                             FOR THE PERIOD
                                                                          FOR THE YEAR      FOR THE YEAR     JULY 28, 1997*
                                                                             ENDED             ENDED            THROUGH
                                                                        JANUARY 31, 2000  JANUARY 31, 1999  JANUARY 31, 1998
----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period..................................       $ 7.24            $12.10            $15.22
                                                                             ------            ------            ------
Income (loss) from investment operations:
   Net investment income (loss).......................................        (0.06)             0.06             (0.12)
   Net realized and unrealized gain (loss)............................         4.84             (4.92)            (3.00)
                                                                             ------            ------            ------
Total income (loss) from investment operations........................         4.78             (4.86)            (3.12)
                                                                             ------            ------            ------
Net asset value, end of period........................................       $12.02            $ 7.24            $12.10
                                                                             ======            ======            ======
TOTAL RETURN+.........................................................        65.47 %          (40.17) %         (20.50)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         2.95 %(3)         2.98 %(3)         2.91 %(2)
Net investment income (loss)..........................................        (0.51)%(3)         0.49 %(3)        (1.76)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $776              $369              $792
Portfolio turnover rate...............................................           59 %              27 %              30 %

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                             FOR THE PERIOD
                                                                          FOR THE YEAR      FOR THE YEAR     JULY 28, 1997*
                                                                             ENDED             ENDED            THROUGH
                                                                        JANUARY 31, 2000  JANUARY 31, 1999  JANUARY 31, 1998
----------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period..................................       $ 7.35            $12.16            $15.22
                                                                             ------            ------            ------
Income (loss) from investment operations:
   Net investment income (loss).......................................        (0.02)             0.16             (0.04)
   Net realized and unrealized gain (loss)............................         4.97             (4.97)            (3.02)
                                                                             ------            ------            ------
Total income (loss) from investment operations........................         4.95             (4.81)            (3.06)
                                                                             ------            ------            ------
Net asset value, end of period........................................       $12.30            $ 7.35            $12.16
                                                                             ======            ======            ======
TOTAL RETURN+.........................................................        66.80%           (39.56)%          (20.11)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         2.06%(3)          1.98 %(3)         1.86 %(2)
Net investment income (loss)..........................................         0.38%(3)          1.49%(3)         (0.52)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $588                $5                $8
Portfolio turnover rate...............................................           59%               27 %              30 %

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Latin American Growth Fund (the "Fund"), formerly TCW/DW Latin American Growth Fund, at January 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
MARCH 14, 2000

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Michael P. Reilly
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


SUB-ADVISOR

TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, California 90017

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.



MORGAN STANLEY
DEAN WITTER
LATIN AMERICAN
GROWTH FUND

ANNUAL REPORT
JANUARY 31, 2000